                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement             [_]      Confidential, for Use of the
[X]      Definitive Proxy Statement                       Commission Only (as permitted by Rule
[_]      Definitive Additional Materials                  14a-6(e)(2))
[_]      Soliciting Material Pursuant to
         Rule 11(c) or Rule 14a-12





                          HUSSMANN INTERNATIONAL, INC.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)


              -----------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

[Hussmann International Logo, PMS Blue #301]


                          Hussmann International, Inc.
           12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483



                                                     April 4, 2000

Dear Fellow Stockholder:

         It is our pleasure to invite you to attend the Annual Meeting of Stockholders of Hussmann International, Inc. to be held on Thursday, May 18, 2000, at 10:30 a.m., local time, at the Airport Marriott, Interstate 70 at Lambert St. Louis International Airport, St. Louis, Missouri 63134.

         At the Annual Meeting, we will ask you to consider and vote upon the election of two directors. We will also discuss Hussmann's performance and respond to your questions.

         The formal Notice of Meeting and Proxy Statement follow. Whether you plan to attend the Annual Meeting or not, your vote is important, and we urge you to vote your shares as soon as possible. This will ensure representation of your shares in the event you are unable to attend the meeting. You may vote your shares via a toll-free telephone number or the Internet, or you may complete, sign and date our enclosed proxy card and return it in the enclosed postage-paid envelope. Instructions regarding all three methods of voting are contained on the enclosed proxy card. If you attend the Annual Meeting and prefer to vote in person, you may do so.

         We look forward to seeing you at the Annual Meeting.

                                  Sincerely,




           /s/ Richard G. Cline                    /s/ J. Larry Vowell
             Richard G. Cline                        J. Larry Vowell
           Chairman of the Board                      President and
                                                Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         OF HUSSMANN INTERNATIONAL, INC.


Date:        Thursday, May 18, 2000

Time:        10:30 a.m., local time

Place:       St. Louis Airport Marriott
             Interstate 70 at Lambert St. Louis International Airport St. Louis, Missouri 63134

Attendance:         Attendance at the Annual Meeting will be limited to
                    stockholders, those holding proxies from stockholders and representatives of the press and financial community. If you wish to attend the meeting but you are not the registered owner because your shares are held in the name of a broker, trust or other nominee, you should bring with you a proxy or letter from that broker, trust or nominee stating that you are the beneficial owner of the shares.

Purposes:

         . To elect two directors to terms of office expiring at the 2003 Annual Meeting of Stockholders; and

         .        To conduct other business if properly raised.

Record Date:        Only stockholders of record at the close of business on
                    March 24, 2000 are entitled to notice of and to vote at the Annual Meeting. You may examine a list of stockholders for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting at Hussmann's offices, located near the St. Louis Airport
                    Marriott, at 12999 St. Charles Rock Road, Bridgeton,
                    Missouri 63044.



             The matters to be acted upon at the Annual Meeting are described in the accompanying Proxy Statement.

                                       By Order of the Board of Directors

                                       /s/ Burton Halpern

                                       Burton Halpern
                                       Corporate Secretary

St. Louis, Missouri
April 4, 2000




NOTE: In order to assure the presence of a quorum at the Annual Meeting, please vote your shares via a toll-free telephone number or the Internet, or complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope, even if you plan to attend the Annual Meeting. By promptly voting, you will reduce the expenses of this proxy solicitation. You may revoke your proxy at any time before it is voted.

                                TABLE OF CONTENTS


INFORMATION ABOUT HUSSMANN INTERNATIONAL, INC.....................................................................1

INFORMATION ABOUT THE ANNUAL MEETING..............................................................................1
         Information About Attending the Annual Meeting...........................................................1
         Information About this Proxy Statement...................................................................1
         Street Name Holders and Record Holders ..................................................................1
         Matters to be Considered.................................................................................2
         How Record Holders Vote .................................................................................2
         Quorum Requirement.......................................................................................2
         Non-Votes................................................................................................2
         Information About the Vote Necessary for Action to be Taken..............................................3
         Revocation of Proxies....................................................................................3
         Other Matters............................................................................................3

PROPOSAL:  ELECTION OF DIRECTORS..................................................................................4
         Meetings and Committees of the Board   ..................................................................6
         Compensation of Directors................................................................................8

BENEFICIAL OWNERSHIP OF COMMON STOCK..............................................................................9
         Section 16(a) Beneficial Ownership Reporting Compliance.................................................10

EXECUTIVE COMPENSATION AND OTHER INFORMATION.....................................................................11
         Summary Compensation Table..............................................................................11
         Option Grants in 1999...................................................................................12
         Option Exercises in 1999 and Year-End Option Values.....................................................12
         Pension Plans...........................................................................................13
         Termination Benefits....................................................................................13
         Employment Agreement....................................................................................14
         Report of the Management Resources and Compensation Committee
              on Executive Compensation..........................................................................15
         Performance Graph.......................................................................................18

INDEPENDENT AUDITORS.............................................................................................19

STOCKHOLDER PROPOSALS............................................................................................19

GENERAL..........................................................................................................19

                          HUSSMANN INTERNATIONAL, INC.


                      ------------------------------------


                 INFORMATION ABOUT HUSSMANN INTERNATIONAL, INC.

     Hussmann manufactures, sells, installs and services merchandising and refrigeration systems for the world's commercial food industry. Our products include refrigerated and non-refrigerated display merchandisers, refrigeration systems, beverage coolers, air handlers, condensers, coils and walk-in storage coolers and freezers. Hussmann's 1999 sales were approximately $1.3 billion, and we have approximately 9,100 employees worldwide. Our principal executive office is located at 12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483. Our telephone number is (314) 291-2000. Our Internet website address is www.hussmann.com.

                      INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

     Our Annual Meeting will be held on Thursday, May 18, 2000 at 10:30 a.m., local time, at the Airport Marriott, Interstate 70 at Lambert St. Louis International Airport, St. Louis, Missouri 63134.

Information About this Proxy Statement

     We sent you our proxy materials because our Board of Directors is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting. If you own Common Stock in more than one account, such as individually and through one or more brokers, you may receive more than one set of proxy materials. In order to vote all of your shares by proxy, you should vote the shares in each different account as described below under "Street Name Holders and Record Holders" and "How Record Holders Vote." Also, to assist us in saving money and to provide you with better stockholder services, we encourage you to register your accounts in the same name and address. You may do this by contacting our Transfer Agent and Registrar, First Chicago Trust Company of New York c/o Equiserve, P.O. Box 2500 Jersey City, New Jersey 07303-2500; telephone
(800) 446-2617 or (201) 324-1225. The TDD telephone number for the hearing impaired is (201) 222-4955.

     On April 4, 2000, we began mailing these proxy materials to all stockholders of record at the close of business on March 24, 2000. On the record date, there were 50,539,172 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders at the Annual Meeting.

Street Name Holders and Record Holders

     If you own shares through a broker, the registered holder of those shares is the broker or its nominee. Such shares are often referred to as held in "street name" and you, as the beneficial owner of those shares, do not appear in Hussmann's stock register. For street name shares, there is a two-step process for distributing our proxy materials and tabulating votes. Brokers inform Hussmann how many of their clients own Common Stock in street name, and the broker forwards our proxy materials to those beneficial owners. If you receive our proxy materials from your broker, you should vote your shares as directed by your broker. Shortly before the Annual Meeting, your broker will tabulate the votes it has received and submit a proxy card to us reflecting the aggregate votes of the street name holders. If you plan to attend the Annual Meeting and vote your street name shares in person, you should contact your broker to obtain a broker's proxy card and bring it to the Annual Meeting.

     If you are the registered holder of shares, you are the record holder of those shares and you should vote your shares as described below under "How Record Holders Vote."

Matters to be Considered

     At the Annual Meeting, stockholders will:

     . Elect two directors to terms of office expiring at the 2003 Annual Meeting of Stockholders;

     .    Transact any other business if properly raised.

How Record Holders Vote

     You can vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always attend the Annual Meeting and revoke your proxy by voting in person. There are three ways to vote by proxy:

     . By Telephone -- If you have a touch tone phone, you can vote by telephone by calling toll-free 1- 877-PRX-VOTE (1-877-779-8683), 24 hours a day, 7 days a week, and following the instructions on our proxy card (record holders outside the U.S., Canada, and Puerto Rico should call 1-201-536-8073);

     . By Internet -- You can vote by Internet by going to the web site http://www.eproxyvote.com/hsm and following the instructions on our proxy card; or

     . By Mail -- You can vote by mail by completing, signing, dating and mailing our enclosed proxy card.

     By giving us your proxy, you are authorizing the individuals named on our proxy card (the proxies) to vote your shares in the manner you indicate. You may
(i) vote for the election of both of our director nominees, (ii) withhold authority to vote for both of our director nominees or (iii) vote for the election of one of our director nominees and withhold authority to vote for our other nominee by so indicating on the proxy card.

     If you sign and return our proxy card without indicating your instructions, your shares will be voted FOR the election of our two director nominees.

Quorum Requirement

     A quorum is necessary to hold a valid meeting of stockholders. The presence of a majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Shares owned by Hussmann are not voted and do not count for quorum purposes. In order to assure the presence of a quorum at the Annual Meeting, please vote your shares via the toll- free telephone number or the Internet, or complete, sign and date our proxy card and return it promptly in the enclosed postage-paid envelope, even if you plan to attend the Annual Meeting. Abstentions and non-votes will be counted as present for the purpose of establishing a quorum.

Non-Votes

     Non-votes occur when shares are specifically indicated as not being voted as to a particular proposal. If a quorum is present, any shares you specifically indicate as not being voted as to the election of directors will not affect the outcome of the election.

     If you own shares through a broker and do not vote, your broker, as the registered holder of your shares, may represent your shares at the Annual Meeting for the purpose of obtaining a quorum. However, if you do not instruct your broker how to vote, your broker may vote your shares on most proposals, but may specify that the broker is not voting your shares on certain other proposals. These unvoted shares are called "broker non-votes." If a quorum is present, broker non-votes as to the election of directors will not affect the outcome of the election.

Information About the Vote Necessary for Action to be Taken

     If a quorum is present at the Annual Meeting, the two persons receiving the greatest number of votes will be elected to serve as directors. As a result, withholding authority to vote for a director nominee and non-votes with respect to the election of directors will not affect the outcome of the election.

Revocation of Proxies

     If you are a registered holder of Common Stock, you may revoke your proxy by giving written revocation to Hussmann's Corporate Secretary at any time before your proxy is voted, by executing a later-dated proxy card which is voted at the Annual Meeting or by attending the Annual Meeting and voting your shares in person or through telephone or Internet voting. If your shares are held by a broker, you must contact your broker to revoke your proxy.

Other Matters

     The Board of Directors does not know of any other matter that will be presented at the Annual Meeting other than the election of directors. Under our By-laws, generally no business besides the proposal discussed in this Proxy Statement may be transacted at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on that matter in their discretion.

                                    PROPOSAL
                              ELECTION OF DIRECTORS

     The Board of Directors comprises seven members divided into three classes, with one class of directors elected each year for a three-year term. Six of our seven directors are not Hussmann employees. Only non-employee directors serve on the Audit Committee, the Nominating Committee, the Management Resources and Compensation Committee and the Finance and Pension Committee.

     The terms of Richard G. Cline and Victoria B. Jackson expire at the 2000 Annual Meeting. Mr. Cline and Ms. Jackson are now directors of Hussmann. If either nominee fails to stand for election, the proxies named in our proxy card currently intend to vote for a substitute nominee designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors to be elected at the Annual Meeting.

     The following sets forth information as to each nominee for election at the Annual Meeting and each director continuing in office.

Nominees for election at the Annual Meeting to terms expiring in 2003:

                          Director
        Name               Since     Age             Principal Occupation and Directorships
        ----               -----     ---             --------------------------------------
Richard G. Cline           1998      65              Chairman of the Board of Hussmann.  Mr. Cline served
                                                     as President and Chief Operating Officer of NICOR Inc.
                                                     since 1985, and became Chairman of the Board and
                                                     Chief Executive Officer in 1986.  He retired as Chief
                                                     Executive Officer in May 1995 and continued to serve
                                                     as Chairman until his retirement from NICOR at the end
                                                     of 1995.  NICOR is engaged in natural gas distribution
                                                     and containerized liner shipping.  For the previous 22
                                                     years, Mr. Cline was an executive of Jewel Companies,
                                                     Inc., becoming Chairman, President and Chief
                                                     Executive Officer in 1984.  Mr. Cline is also Chairman
                                                     of Hawthorne Investors, Inc., a private management
                                                     advisory and investment firm he founded in 1996.
                                                     Additionally he is a director of Whitman Corporation,
                                                     Kmart Corporation and Ryerson Tull, Inc.; and is a
                                                     trustee of Northern Funds and Northern Institutional
                                                     Funds and a past chairman of the Federal Reserve Bank
                                                     of Chicago.  Mr. Cline is also a director and past
                                                     president of the University of Illinois Foundation.

Victoria B. Jackson        1998       45             Ms. Jackson received her BBA degree from Belmont
                                                     University in 1977 and an MBA degree from Vanderbilt
                                                     University in 1981.  Following graduation from college,
                                                     she joined DSS/ProDiesel, Inc., a diesel parts
                                                     remanufacturing and distribution company based in
                                                     Nashville, Tennessee, and served as its President and
                                                     Chief Executive Officer until February 1999.  Ms.
                                                     Jackson is also a director of Whitman Corporation,
                                                     AmSouth Bancorporation and Meritor Automotive Inc.
                                                     She has previously served as Chairman of Tennessee's

                                           Alcohol and Beverage Commission, as a
                                           director of the Association of Diesel
                                           Specialists and as a member of the
                                           Board of Directors of the Federal
                                           Reserve Bank of Atlanta.

         The Board of Directors recommends a vote FOR each of our nominees for Director.


Directors whose present terms continue until 2001:

                          Director
        Name               Since     Age             Principal Occupation and Directorships
        ----               -----     ---             --------------------------------------
Lawrence A. Del Santo      1998       66             Mr. Del Santo is the former Chairman and Chief
                                                     Executive Officer of Vons Companies, Inc., a
                                                     supermarket retailer that operates stores in Southern
                                                     California, where he was employed from 1994-1997.
                                                     From 1984-1994, he was an executive of American
                                                     Stores Company, serving as Senior Executive Vice
                                                     President and Chief Operating Officer beginning in
                                                     1993.  He is also a director of Supervalu, Inc. and
                                                     PETsMART, Inc. and a trustee of the University of San
                                                     Francisco.

R. Randolph Devening       1998       58             Mr. Devening is President and Chief Executive Officer
                                                     of Foodbrands America, Inc., which produces, markets
                                                     and distributes perishable food products for the food
                                                     service and retail store delicatessen market.  Mr.
                                                     Devening has been with Foodbrands America since
                                                     1994.  From 1989 through 1994, Mr. Devening served as
                                                     Chief Financial Officer of Fleming Companies, Inc., and
                                                     became its Vice Chairman in 1993.  He is also a director
                                                     of ENTEX Information Services, Inc., Hancock Fabrics,
                                                     Inc., Love's Country Stores, Inc., Keystone Automotive
                                                     Operations, Inc., and The Fred Jones Companies, Inc.

J. Larry Vowell            1998       59             Mr. Vowell has spent his entire professional career with
                                                     Hussmann.  After holding a variety of management
                                                     positions, Mr. Vowell became President and Chief
                                                     Operating Officer-Hussmann U.S.A. in 1990 and
                                                     President and Chief Executive Officer later that year.

Directors whose present terms continue until 2002:

                          Director
        Name               Since     Age             Principal Occupation and Directorships
        ----               -----     ---             --------------------------------------
J. Joe Adorjan             1998       61             Mr. Adorjan is a partner in Stonington Partners Inc. and
                                                     Chairman of Adven Capital Partners LLC, private
                                                     investment firms.  Previously, he was Chairman and
                                                     Chief Executive Officer of Borg-Warner Security
                                                     Services, retiring in 1999.  Before joining Borg-Warner
                                                     in 1995, Mr. Adorjan served as President of Emerson
                                                     Electric Company from 1992-1995 and as Chairman and
                                                     Chief Executive Officer of ESCO Electronics
                                                     Corporation from 1990-1992.  He is also a director of
                                                     Goss Graphic Systems, Inc., The Earthgrains Company
                                                     and Dynegy Corporation.

Archie R. Dykes            1998       69             Dr. Dykes is Chairman of Capital City Holdings, Inc.,
                                                     Nashville, Tennessee, a venture capital organization.
                                                     Dr. Dykes served as Chairman and Chief Executive
                                                     Officer of the Security Benefit Group of Companies
                                                     from 1980 through 1987.  He served as Chancellor of
                                                     the University of Kansas from 1973 to 1980.  Before
                                                     that he was Chancellor of the University of Tennessee.
                                                     Dr. Dykes is a director of the Fleming Companies, Inc.,
                                                     Whitman Corporation, Midas, Inc. and the Employment
                                                     Corporation.  He is also a member of the Board of
                                                     Trustees of the Kansas University Endowment
                                                     Association  and the William Allen White Foundation.
                                                     He formerly served as Vice Chairman of the
                                                     Commission on the Operation of the United States
                                                     Senate and as a member of the Executive Committee of
                                                     the Association of American Universities.

Meetings and Committees of the Board

         The Board of Directors is responsible for the management of Hussmann. The Board meets on a regular basis to review Hussmann's operations, strategic and business plans, acquisitions and dispositions, and other significant developments affecting Hussmann, and to act on matters requiring approval of the Board. The Board also holds special meetings when important matters require Board action between scheduled meetings. Members of senior management are regularly invited to Board meetings to discuss the progress of and future plans relating to their areas of responsibility.

         The Board of Directors met seven times in 1999. All directors attended at least 75% of the aggregate number of meetings of the Board and the Committees on which that director served, except Mr. Del Santo. He attended 70% of the aggregate number of meetings of the Board and the Management Resources and Compensation Committee.

         To facilitate independent director review, and to make the most effective use of the directors' time and capabilities, the Board has established an Executive Committee, an Audit Committee, a Nominating Committee, a Management Resources and Compensation Committee, and a Finance and Pension Committee. None of the members of the Audit Committee, Nominating Committee, Management Resources and Compensation Committee or Finance and Pension Committee (i) is, or has been, an employee of Hussmann; (ii) has received compensation from Hussmann other than for his or her Board service; (iii) has an immediate family member who is or has been employed by Hussmann; (iv) is a partner, controlling shareholder or executive officer of an organization to which Hussmann has made or from which Hussmann has received significant payments in any of the past five years; or (v) is employed as an executive officer of another company on whose compensation committee serves a Hussmann executive officer. The following table sets forth the membership of each committee.

                                                                                   Management
                                                                                  Resources and        Finance and
                             Executive          Audit           Nominating        Compensation           Pension
Name                         Committee        Committee          Committee          Committee           Committee
----                         ---------        ---------          ---------          ---------           ---------
Richard G. Cline                 X*
Victoria B. Jackson                               X                  X                                      X
Lawrence A. Del Santo            X                                   X                  X*
R. Randolph Devening                                                 X                  X                   X*
J. Larry Vowell                  X
J. Joe Adorjan                   X                X                  X*                                     X
Archie R. Dykes                                   X*                 X                  X
*Chairperson

   The Executive Committee of the Board acts, except as limited by applicable law, in lieu of the full Board and between meetings of the Board. The Committee did not meet in 1999.

   The Audit Committee reviews the audit report of Hussmann as prepared by its independent auditors, recommends the selection of independent auditors each year and reviews audit and any non-audit fees paid to the independent auditors of Hussmann. The Committee reviews Hussmann's internal audit reports and reports its findings and recommendations to the Board for appropriate action. The Committee met four times in 1999.

   The Nominating Committee is responsible for recommending, to the full Board, nominees for election to the Board and candidates for membership on the various committees of the Board. The Committee will consider nominees recommended by other directors, stockholders and management who present for evaluation by the Committee appropriate data with respect to the suggested candidate, provided that nominations by stockholders must be made in accordance with our By-laws. See "Stockholder Proposals." The Committee was established in March 2000 and therefore did not meet in 1999.

   The Management Resources and Compensation Committee is responsible for management evaluation and succession planning, supervising the compensation policies of Hussmann, administering employee incentive plans, reviewing officers' salaries, approving significant changes in salaried employee benefits and recommending to the Board such other forms of remuneration as it deems appropriate. The Committee met three times in 1999.

   The Finance and Pension Committee supervises the financial affairs of Hussmann and receives and reviews reports of those persons who supervise and manage Hussmann's benefit plans. The Board has delegated to the Finance and Pension Committee and certain officers its authority to approve financing transactions involving the borrowing up to $200 million in any one transaction. The Committee periodically reports to the Board any action taken to approve financing transactions in excess of $25 million. The Committee met twice in 1999.

Compensation of Directors

   Directors other than Messrs. Cline and Vowell receive an annual retainer of $30,000, plus $1,000 for each committee meeting attended. The Chairperson of each committee is paid an additional $3,000 annual retainer. Directors may elect to defer receipt of all or a portion of their retainer and meeting fees. Interest is credited to these deferred compensation accounts at the prime rate. Immediately after each annual meeting of stockholders, directors other than Messrs. Cline and Vowell are granted Common Stock units with a fair market value of $15,000. Dividend equivalents are credited to these Common Stock unit accounts and interest is credited on dividend equivalents at the prime rate. Deferred compensation accounts, dividend equivalents and interest are paid in cash on dates selected by the directors. The Common Stock units are paid in Common Stock on the later of the date selected by the director or during the first January occurring after the director ceases to serve as a director. Directors may also receive awards pursuant to Hussmann's Stock Incentive Plan.

   Mr. Cline's current agreement to serve as Chairman of the Board will expire at the Annual Meeting. Under that agreement, Mr. Cline received $400,000 in compensation during 1999. On January 12, 2000, Hussmann and Mr. Cline entered into a new agreement pursuant to which Mr. Cline has agreed, pending his re-election to the Board, to extend his service as Chairman of the Board until January 31, 2001. He will continue to be compensated at a rate of $400,000 annually. Additionally, on February 1, 2000, he was granted a ten-year non-qualified option to purchase 100,000 shares of Common Stock at the market price on the date of grant. These options become exercisable on February 1, 2001 or in the event a merger or change in control of Hussmann. Mr. Cline's cash compensation and stock options are in lieu of all other compensation as a director. Mr. Cline is not an employee of Hussmann and does not participate in Hussmann's management incentive or general employee benefit plans.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth the beneficial ownership of Common Stock on March 6, 2000 by each director of Hussmann, by each executive officer who is named in the Summary Compensation Table, by all directors and executive officers of Hussmann as a group and by each person known by Hussmann to be the beneficial owner of more than 5% of Common Stock. Each of the following persons has sole voting and investment power with respect to the shares of Common Stock shown unless otherwise indicated.

                                        Amount and Nature of             Percent
         Name                           Beneficial Ownership (a)         of Class
         ----                           ------------------------         --------
J. Joe Adorjan                                  3,206(b)                    *
Richard G. Cline                              202,687                       *
Lawrence A. Del Santo                           2,206(b)                    *
R. Randolph Devening                            2,206(b)                    *
Archie R. Dykes                                10,029(b)                    *
Victoria B. Jackson                             5,818(b)                    *
J. Larry Vowell                               439,825(c)                    *
John S. Gleason                               290,400(c)                    *
Michael D. Newman                             148,830                       *
John Schlee                                   268,579(c)(d)                 *
Lawrence R. Rauzon                            237,649(c)                    *
All Directors and Executive
Officers as a Group (16 persons)            2,173,199(c)(e)                4.3
Ariel Capital Management, Inc.
307 North Michigan Avenue                   6,636,105(f)                  13.0
Chicago, IL 60601
Shapiro Capital Management
Company, Inc.
3060 Peachtree Road, N.W.                   3,130,475(g)                   6.1
Atlanta, GA 30305

--------------------

*   Less than 1%.

(a) Includes shares which the named director or executive officer has the right to acquire within 60 days after March 6, 2000 through the exercise of stock options as follows: Mr. Cline, 200,000 shares; Mr. Vowell, 378,336 shares; Mr. Gleason, 220,611 shares; Mr. Newman, 141,310 shares; Mr. Schlee, 226,871 shares; and Mr. Rauzon, 201,917 shares. Also includes shares subject to possible forfeiture under outstanding restricted stock awards as to which the named director or executive officer does not have investment power as follows: Mr. Vowell, 4,618 shares; Mr. Gleason, 2,771 shares; Mr. Newman, 2,155 shares; Mr. Schlee, 2,155 shares; and Mr. Rauzon, 2,155 shares.

                  (b) Includes 2,206 Common Stock units. Common Stock units are paid in Common Stock on the later of the date selected by the director or during the first January occurring after the director ceases to serve as a director. The directors have no voting or investment power over Common Stock units. See "Election of Directors -- Compensation of Directors."

                  (c) Includes shares held in Hussmann's Retirement Savings
                      Plan. Such shares are not directly allocated to individual participants but instead are held in a separate Hussmann Stock Fund in which each participant holds units. The fund also holds varying amounts of cash. The number of shares of Common Stock reported as held by the officer in the Retirement Savings Plan is an approximation of the number of shares of Common Stock in the fund which are allocable to the officer. The number of shares allocable varies on a daily basis based on the cash position of the fund and the market price of the Common Stock.

                  (d) The number of shares shown for Mr. Schlee includes 27
                      shares owned by his wife. Mr. Schlee expressly disclaims beneficial ownership of these shares.

                  (e) The number of shares shown as beneficially owned includes
                      1,874,367 shares which the directors and executive officers have the right to acquire within 60 days after March 6, 2000 through the exercise of stock options, 17,510 shares subject to possible forfeiture under outstanding restricted stock awards and as to which such persons do not have investment power, and 75,732 shares representing the vested beneficial interest of such persons under Hussmann's Retirement Savings Plan.

                  (f) The information as to Ariel Capital Management, Inc.
                      ("Ariel") is derived from a statement with respect to the Common Stock filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Ariel has sole voting power as to 6,316,480 shares and sole investment power as to 6,636,105 shares.

                  (g) The information as to Shapiro Capital Management Company,
                      Inc. is derived from a statement with respect to the Common Stock filed with the SEC pursuant to Section 13(d) of the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of Hussmann and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission and New York Stock Exchange. These persons are also required to furnish to Hussmann copies of all such reports.

         To Hussmann's knowledge, based solely on its review of the copies of such reports received by Hussmann, and written representations from certain reporting persons, directors and executive officers of Hussmann and all other reporting persons complied with all applicable filing requirements.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth the compensation for the last three years of the Chief Executive Officer of Hussmann and the four other most highly compensated executive officers of Hussmann serving at the end of 1999. On January 30, 1998, Whitman Corporation ("Whitman"), the former sole stockholder of Hussmann, distributed (the "Distribution") to its stockholders all of the outstanding shares of Common Stock of Hussmann, and Hussmann became an independent, publicly held company. References to restricted stock and stock options for 1997 relate to awards under Whitman's Stock Incentive Plan.

Summary Compensation Table

                                                                                     Long-Term Compensation
                                            Annual Compensation                            Awards(a)
                              ----------------------------------------------      ----------------------------
                                                                Other Annual       Restricted                        All Other
Name and Principal                     Salary        Bonus      Compensation      Stock Awards    Options/SARs      Compensation
Position                      Year       ($)          ($)            ($)             ($)(b)            (#)            ($)(c)
--------                      ----       ---          ---            ---             ------            ---            ------
J. Larry Vowell               1999     516,678      225,917        16,832              --              --             94,898
President and CEO             1998     418,754      692,789        18,875              --            396,500          58,269
                              1997     345,003      210,000        15,792           277,500           52,200          61,188
John S. Gleason               1999     297,084       81,888        13,702              --              --             46,565
Executive Vice President      1998     263,757      321,209        10,830              --            212,500          33,627
 -North American Operations   1997     248,746      151,000         9,385           166,500           31,500          35,083
Michael D. Newman             1999     253,334       80,060         9,497              --              --             37,814
Senior Vice President         1998     229,841      305,539        10,710              --            205,000          17,619
 -Chief Financial Officer     1997     172,463      100,000         8,751           129,500           24,300          21,641
John Schlee                   1999     218,758       58,466         8,751              --              --             35,054
Senior Vice President         1998     204,174      248,295         9,960              --            159,500          18,734
  -Europe and Middle East     1997     194,083       80,000         8,751           129,500           24,300          26,379
Lawrence A. Rauzon            1999     193,750       58,466         8,751              --              --             31,910
Vice President                1998     180,000      248,295         9,960              --            159,500          22,516
  -Asia Pacific               1997     169,576      113,000         8,751           129,500           24,300          20,485

----------------------------------

(a) As a result of the Distribution, all Whitman restricted stock awards and Whitman stock options, including all restricted stock awards and stock options for 1997, that were outstanding on January 30, 1998 were canceled and awards of restricted Common Stock and options to purchase Common Stock were granted in substitution of the Whitman awards. Substitute awards are not reflected as compensation during 1998 in the Summary Compensation Table.

(b) The number of shares of restricted Common Stock and their market value held by Messrs. Vowell, Gleason, Newman, Schlee and Rauzon at December 31, 1999, was as follows: Mr. Vowell, 4,618 shares ($69,547); Mr. Gleason, 2,771 shares ($41,731); Mr. Newman, 2,155 shares ($32,454); Mr. Schlee, 2,155 shares ($32,454); and Mr. Rauzon, 2,155 shares ($32,454). Restricted shares vest ratably over a period of three years. Dividend equivalents are paid on restricted stock at the times and in the same amount as dividends paid to all stockholders.

(c) The amounts shown for All Other Compensation in 1999 are amounts accrued under a nonqualified retirement plan (Mr. Vowell, $72,579; Mr. Gleason, $37,099; Mr. Newman, $33,744; Mr. Schlee, $28,024; and Mr. Rauzon,
     $26,534), together with the 1999 values of premiums paid by Hussmann for an executive split dollar life insurance program (Mr. Vowell, $22,319; Mr. Gleason, $9,466; Mr. Newman, $4,070; Mr. Schlee, $7,030; and Mr. Rauzon, $5,376).

Option Grants in 1999

     No options to purchase Common Stock or stock appreciation rights were granted to the executive officers named in the Summary Compensation Table in 1999.

Option Exercises in 1999 and Year-End Option Values

     The following table sets forth information with respect to the executive officers named in the Summary Compensation Table regarding the exercise of options to purchase Common Stock during 1999 and unexercised options held as of December 31, 1999.

                                                                       Number of Securities          Value of Unexercised
                                                                            Underlying                   In-the-Money
                               Shares                                  Unexercised Options                Options at
                             Acquired on            Value                    Held at                   December 31, 1999
                              Exercise             Realized             December 31, 1999                   ($)(b)
Name                             (#)                ($)(a)          Exercisable/Unexercisable      Exercisable/Unexercisable
----                             ---                ------          -------------------------      -------------------------
J. Larry Vowell                   0                   0                  309,505/391,998               1,004,661/185,747
John S. Gleason                   0                   0                  177,868/208,577                544,185/115,470
Michael D. Newman                 0                   0                  103,004/196,640                177,941/104,009
John Schlee                    29,345              295,976               195,231/157,807                915,391/85,343
Lawrence A. Rauzon             23,057              216,239               170,277/157,807                714,145/85,343
--------------------

(a) The value realized equals the aggregate amount of the excess of the fair market value of the securities underlying the options at the time of exercise over the exercise price, without any adjustment for taxes payable by the executive officer.

(b) Based on the closing price of the Common Stock ($15.06) on December 31, 1999, as reported for New York Stock Exchange Composite Transactions.

Pension Plans

     Hussmann maintains qualified, defined benefit pension plans and nonqualified retirement plans paying benefits in optional forms elected by the employee based upon percentage multipliers which are applied to Covered Compensation and Credited Service. Except for Mr. Vowell, the benefit formula provides a retirement benefit of 1% of Covered Compensation for each year of Credited Service (excluding 1989-1991), up to a maximum of 20 years. The benefit for Mr. Vowell, who had 29 years of Credited Service at December 31, 1988 (when the benefit structure was amended), will be determined under a minimum benefit formula (33.3% of Covered Compensation). Such benefits are not subject to deduction for social security or other offset amounts. As of December 31, 1999, Mr. Vowell had an accrued annual benefit payable at normal retirement age of approximately $224,000.

     For executive officers other than Mr. Vowell, the following table reflects future benefits, payable as life annuities upon retirement, in terms of a range of amounts determined under the benefit formula for representative periods of Credited Service.

                            Projected Annual Pension


                                     Years of Credited Service (b)
                           -------------------------------------------------
        Covered                                                       20
     Compensation (a)         5           10            15          or more
     ----------------         -           --            --          -------
       $ 400,000           $20,000     $ 40,000      $ 60,000      $ 80,000
         500,000            25,000       50,000        75,000       100,000
         600,000            30,000       60,000        90,000       120,000
         700,000            35,000       70,000       105,000       140,000

---------------------

(a) Covered Compensation includes salary and bonus, as shown in the Summary Compensation Table, averaged over the five consecutive years in which such compensation is the highest.

(b) As of December 31, 1999, Messrs. Gleason, Newman, Schlee and Rauzon had 8, 3, 8 and 18 years of Credited Service, respectively.

Termination Benefits

     Hussmann has entered into Change in Control Agreements (the "Change in Control Agreements"), with Messrs. Vowell, Gleason, Newman, Schlee, Rauzon and certain other officers. The Change in Control Agreements were a result of a determination by the Board that it was important and in the best interests of Hussmann and its stockholders to ensure that, in the event of a possible change in control of Hussmann, the stability and continuity of management would continue unimpaired, free of the distractions incident to any such possible change in control.

     For purposes of the Change in Control Agreements, a "change in control" includes (i) a reorganization, merger or consolidation of Hussmann or sale or other disposition of all or substantially all of Hussmann's assets, other than a transaction in which the beneficial owners of the Common Stock prior to the transaction own at least two-thirds of the voting securities of the corporation resulting from such transaction, no person owns 25% or more of the voting securities of the corporation resulting from such transaction and the members of Hussmann's Board of Directors constitute at least a majority of the members of the board of directors of the corporation resulting from such transaction, (ii) the consummation of a plan of complete liquidation or dissolution of Hussmann,
(iii) the acquisition by any
person or group of 25% or more of Hussmann's voting securities, or (iv) persons who were directors of Hussmann on January 30, 1998 (or their successors as approved by a majority of the members of Hussmann's Board) cease to constitute a majority of Hussmann's Board.

     Benefits are payable under the Change in Control Agreements only if a change in control has occurred and within three years thereafter the officer's employment is terminated involuntarily without cause or voluntarily by the officer for reasons such as demotion, relocation, loss of benefits or other changes. The principal benefits to be provided to officers under the Change in Control Agreements are (i) a lump sum payment equal to three years' compensation (base salary and incentive compensation), and (ii) continued participation in Hussmann's employee benefit programs or equivalent benefits for three years following termination. The Change in Control Agreements provide that, if separation payments thereunder, either alone or together with payments under any other plan of Hussmann, would constitute a "parachute payment" as defined in the Internal Revenue Code (the "Code") and subject the officer to the excise tax imposed by Section 4999 of the Code, Hussmann will pay that tax and any taxes on that payment.

     The Change in Control Agreements are not employment agreements, and do not impair the right of Hussmann to terminate the employment of the officer with or without cause prior to a change in control, or, absent a potential or pending change in control, the right of the officer to voluntarily terminate his employment.

Employment Agreement

     Hussmann and J. Larry Vowell, the President and Chief Executive Officer of Hussmann, have entered into an employment agreement (the "Agreement") for the purpose of securing Mr. Vowell's continued services. The Agreement has a three-year term expiring on April 9, 2001.

     The Agreement provides that Mr. Vowell's base salary will be at least $425,000 per year and he is entitled to participate in all executive compensation plans and programs, as well as pension, retirement and insurance plans. In the event Mr. Vowell's employment is terminated for good reason or by Hussmann without cause, Mr. Vowell will receive a lump sum severance payment equal to his base salary and a pro rated bonus, in each case for the remainder of the term of the Agreement. In addition, Hussmann will continue Mr. Vowell's executive perquisites and benefits, and credit Mr. Vowell with service for purposes of any retirement benefits, for the remainder of the term of the Agreement. In the event of a change in control of Hussmann, Mr. Vowell's severance benefits will be governed by his Change in Control Agreement described above.

Report of the Management Resources and Compensation Committee on Executive Compensation

The Management Resources and Compensation Committee of the Board of Directors (the "Committee") consists entirely of outside, non-employee directors. The Committee oversees the design of and regularly reviews the Company's executive compensation programs. The Committee believes compensation should vary on the basis of performance, should be aligned to comparable peer groups, and should ultimately be driven by the short-and long-term interests of stockholders. In determining the compensation payable to the Company's executive officers, the Committee seeks to implement the following policies through a combination of fixed and variable compensation. These policies were developed with the assistance of outside compensation consultants.

Compensation Policies

 .    Executives will be rewarded for the achievement of financial and individual results against clearly defined goals and objectives.

 .    As executives assume greater responsibilities, their total compensation packages will be subject to greater risk, based upon the financial performance of the Company.

 .    Stockholder value creation must be an important link in the design of the executive compensation package.

 .    The various components of the executive compensation package must attract, retain and motivate key executives and aid in maintaining an entrepreneurial spirit by members of the management team.

 .    Generally, base compensation will be aligned to median base compensation levels for positions of similar scope at comparable organizations.

 .    Variable cash awards will be used to align compensation with short-term business objectives. Exceeding these objectives will increase the amount of the awards.

 .    Equity instruments (primarily stock options) will be used to align a significant portion of total compensation with the Company's long-term strategy of continued stockholder value creation.

1999 Compensation Overview

     As outlined above, the Company's executive compensation program consists of specific elements that, in the aggregate, are market competitive and are aligned to short- and long-term business objectives. Each of the three primary compensation elements is described in more detail below. The Company's executive officers are also eligible to participate in compensation and benefit programs generally available to other Company employees.

     To determine the Company's comparative position on each of the specified primary compensation elements, the Company analyzed various published compensation surveys and proxy statements of 16 companies in similar industries and of comparable revenues to the Company. Five of the 16 companies whose proxy statements were analyzed are in the Russell 2000 - Producer Durables Index, the peer group index in the Performance Graph included in this Proxy Statement. Because the Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder return, the compensation peer group is not the same as the Performance Graph peer group.

Elements of 1999 Total Compensation

     Base Compensation. Each executive officer's salary is reviewed each year and adjusted as appropriate based on Company performance, individual performance, the scope and responsibilities of the executive's position, and the base salaries paid by peer companies to employees in comparable positions. During 1999, base salaries of the executive officers reflected the 50th percentile compensation level for executives of the surveyed companies.

     Annual Cash Incentive. The Committee has created the Hussmann Incentive Plan ("HIP") to motivate executive officers and other Company management employees to attain annual performance objectives. Cash awards for the CEO and other executive officers under the HIP are based on financial performance goals established by the Committee at the beginning of the year. Annual cash incentives available under the HIP are set at a level which, when combined with an executive officer's salary, would position the officer's cash compensation at or near the 75th percentile of peer company compensation if the highest financial performance goals as set by the Committee are achieved. The pre-set financial performance targets are based directly on the Company's "economic profit." Economic profit is a measure of financial performance based on after-tax net operating profit after subtracting the Company's cost of capital. Studies of total stockholder return have shown that the use of economic profit as a measure for incentive compensation helps to increase/maximize total stockholder return. The HIP awards are paid during the year following the year of performance after the Committee has certified that the applicable performance goals have been satisfied. Based on the Company's performance versus the economic profit target levels for 1999, executive officers other than Mr. Vowell received 30.0% of the mid-point of the officer's salary range.

     Long Term Incentive. The Company provides long-term incentives through the Company's Stock Incentive Plan ("SIP"). The Committee believes that stock ownership by executive officers and middle management is essential for aligning management's interest with that of stockholders. Under the SIP, the Committee may provide long-term performance incentive awards in the form of stock options (with or without stock appreciation rights), restricted stock awards and performance awards. As discussed in last year's Committee Report, in 1998 the Committee approved stock option awards designed to focus management's energy and effort on stockholder value by a) accelerating vesting of the options based upon increases in the Company's stock price and b) combining the amount of options which would have been granted annually over a three year period into a single award. Therefore, no additional options were awarded to the Company's executive officers during 1999.

CEO Compensation

     Mr. Vowell's 1999 base compensation, annual cash incentive and stock option grant each followed the same policies and calculations set forth above with respect to the other executive officers; provided, however, Mr. Vowell was eligible for a higher percentage payout, up to a maximum of 163% of the mid-point of his salary range, under the HIP if the Company achieves the pre-set economic profit performance levels. For 1999, Mr. Vowell received a payout of 37.9% or $225,917. Like the other executive officers, Mr. Vowell did not receive a stock option award during 1999.

     Effective April 9, 1998, Mr. Vowell has a 3-year employment agreement terminating April 9, 2001 (which is described more fully under "Employment Agreement" in this Proxy Statement) which establishes a minimum salary of $425,000.

Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code generally imposes a $1,000,000 limit on the amount of compensation that is deductible by the Company with respect to the Chief Executive Officer and each of the four named executive officers. Performance-based compensation which has been approved by stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of two or more "outside directors." Grants of stock options and stock appreciation rights and performance awards made under the SIP meet the deductibility requirements. If restricted stock awards made under the SIP are not subject to a performance condition, such awards would be subject to the limit. No such awards were made during 1999.

     Awards under HIP may exceed the deduction limitation under Section 162(m) if the pre-established, objective performance goals set forth in the plan are attained. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated by the Committee in light of its overall compensation policies and need for flexibility to attract and retain executive talent. In order to mitigate the negative impact of Section 162(m) on stockholders, the terms of the HIP allow the awards to be deferred.

MANAGEMENT RESOURCES AND COMPENSATION COMMITTEE

Lawrence A. Del Santo (Chairperson)
R. Randolph Devening
Archie R. Dykes

Performance Graph

     The following performance graph compares Hussmann's cumulative total stockholder return on the Common Stock from January 30, 1998 (the date of the Distribution) to December 31, 1999 with the cumulative total return of the Russell 2000 Stock Index (the "Russell 2000") and the Russell 2000 - Producer Durables (the "Peer Group", which includes Hussmann). These comparisons assume an initial investment of $100 and reinvestment of dividends.


                            Cumulative Total Returns
              Hussmann International, Inc. Russell 2000, Peer Group





                              [CHART APPEARS HERE]








                     1/30/98     3/31/98      6/30/98     9/30/98      12/31/98     3/31/99     6/30/99     9/30/99     12/31/99
Hussmann             $100.00     $137.80      $136.57     $104.53      $142.92      $108.49     $122.49     $125.87     $111.68
Russell 2000         $100.00     $111.82      $106.61     $ 85.13      $ 99.02      $ 93.65     $108.21     $101.37     $120.07
Peer Group           $100.00     $112.91      $103.26     $ 78.01      $ 93.52      $ 83.65     $103.50     $100.10     $127.90

                              INDEPENDENT AUDITORS

     KPMG LLP, independent public accountants, were the independent auditors of Hussmann for the fiscal year ending December 31, 1999. We expect that a representative of KPMG LLP will attend the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions. The Board of Directors has not yet selected independent auditors for the fiscal year ending December 31, 2000.

                              STOCKHOLDER PROPOSALS

     Hussmann's By-laws establish an advance notice procedure for stockholder proposals to be brought before any annual meeting of stockholders, including proposed nominations of persons for election to the Board of Directors. Stockholders at the 2000 Annual Meeting may consider a proposal or nomination brought by a stockholder of record on March 24, 2000, who is entitled to vote at the 2000 Annual Meeting and who has given the Corporate Secretary timely written notice, in proper form, of the stockholder's proposal or nomination. A stockholder proposal or nomination intended to be brought before the 2000 Annual Meeting must have been received by the Corporate Secretary after the close of business on January 14, 2000 and prior to the close of business on February 11, 2000. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in Hussmann's proxy materials. The Corporate Secretary did not receive notice of any stockholder proposal or nomination relating to the 2000 Annual Meeting.

     The 2001 Annual Meeting is expected to be held on May 18, 2001. In order to be considered for inclusion in Hussmann's proxy materials for the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Corporate Secretary no later than December 5, 2000. A stockholder proposal or nomination intended to be brought before the 2001 Annual Meeting must be received by the Corporate Secretary after the close of business on January 18, 2001 and prior to the close of business on February 16, 2001. All proposals and nominations should be addressed to Hussmann International, Inc., 12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483, Attention: Corporate Secretary.

                                     GENERAL

     Hussmann will bear the entire cost of soliciting proxies for the Annual Meeting. Proxies will be solicited by mail, and may be solicited personally by directors, officers or employees of Hussmann who will not receive special compensation for such services. Hussmann will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock. Hussmann has also engaged Georgeson Shareholder Communications Inc. to solicit proxies at a cost of approximately $11,000.

     We mailed a copy of Hussmann's 1999 Annual Report to Shareholders with this Proxy Statement.

     A copy of Hussmann's 1999 Annual Report on Form 10-K may be obtained without charge upon written request to Hussmann International, Inc., 12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483, Attention: Vice President, Investor Relations. A reasonable charge will be made for requested exhibits.

                                              By Order of the Board of Directors

                                              /s/ Burton Halpern

                                              Burton Halpern
                                              Corporate Secretary


St. Louis, Missouri
April 4, 2000

                          2000 Telephone Voting Script

         ----------------------------------------------------------------
         |         Toll Free: 1-877-PRX-VOTE or 1-877-779-8683          |
         ----------------------------------------------------------------


1. Welcome to the electronic voting system. Please have your proxy card available before voting.

2. Enter the Voter Control Number as it appears on the proxy card followed by the pound sign.

3. Enter the last four digits of the U.S. taxpayer identification number for this account followed by the pound sign.

4.   The company you are voting is Hussmann International, Inc.

5. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

6. To vote all proposals in accordance with the recommendations of the board of directors, press 1. If you wish to vote on one proposal at a time, press 2.

         If 1, go to 8.
         If 2, go to 7.

7. Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

         If 1, go to 8.
         If 2, go to 8.
         If 3, go to Director Exception.
                     ------------------

              ------------------------------------------------------------------
              | Director Exception                                             |
              | ------------------                                             |
              |                                                                |
              | Using your proxy card, enter the 2-digit number of a nominee | | from whom you wish to withhold your vote. When completed press |
              | 00.                                                            |
              |                                                                |
              |         If 00, go to 8.                                        |
              |         If valid nominee number, go to Next Nominee.           |
              |                                        ------------            |
              |                                                                |
              | Next Nominee                                                   |
              | ------------                                                   |
              |                                                                |
              | To withhold your vote from another nominee enter the 2-digit | | number next to the nominee, or if you have completed voting on |
              | directors press 00.                                            |
              |                                                                |
              |         If 00, go to 8.                                        |
              ------------------------------------------------------------------

                ----------------------------------------------------------------
                |          If valid nominee number, go to Next Nominee.        |
                |                                         ------------         |
                |                                                              |
                | Invalid Nominee Number                                       |
                | ----------------------                                       |
                |                                                              |
                | You have entered an invalid nominee number.                  |
                |                                                              |
                |          {Go to Next Nominee.}                               |
                |                 ------------                                 |
                ----------------------------------------------------------------

8.       If you would like to attend the annual meeting, press 1. If not, press
         2.
             If 1, go to 9.
             If 2, go to 9.

9. If you would like to discontinue mailing annual report to this account, press 1. If not, press 2.
             If 1, go to 10.
             If 2, go to 10.

10. I will now summarize your vote. Please confirm your vote at the end of this message.

                ----------------------------------------------------------------
                | {Playback the appropriate vote for this proxy card.}         |
                |                                                              |
                |==============================================================|
                |                                                              |
                | Default Playback                                             |
                | ----------------                                             |
                |                                                              |
                | You have voted with the recommendations of the board of      |
                | directors.                                                   |
                |                                                              |
                | Director Proposal Playback                                   |
                | --------------------------                                   |
                |                                                              |
                | For all nominees                                             |
                | Or                                                           |
                | For all nominees except: #                                   |
                | Or                                                           |
                | Withhold For all nominees                                    |
                ----------------------------------------------------------------

11.       To confirm your vote, press 1.  To cancel your vote, press 2.
             If 1, go to 13.
             If 2, go to 12.

12. Your vote has been cancelled. Please call and try again or mark, sign, and return your proxy card in the envelope provided. Thank you.

13. Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another proxy card or change your vote please hang up and call back. Thank you.

             -------------------------------------------------------------------
             |                                                                 |
             | No Key Pressed                                                  |
             | --------------                                                  |
             |                                                                 |
             | Go to the same item (repeat three times); otherwise, go to      |
             | Error.                                                          |
             | -----                                                           |
             |                                                                 |
             | Invalid Number                                                  |
             | --------------                                                  |
             |                                                                 |
             | Go to the same item (repeat three times); otherwise, go to      |
             | Error.                                                          |
             | -----                                                           |
             |                                                                 |
             | Error                                                           |
             | -----                                                           |
             |                                                                 |
             | We are unable to process your request at this time. Thank you   |
             | for calling.                                                    |
             |                                                                 |
             |          {Call ends.}                                           |
             |                                                                 |
             -------------------------------------------------------------------

[GRAPHIC]

VOTE
BY NET

If you have more than one proxy card, please vote only one card at a time.

1    Enter the Voter Control Number that appears in the box on your proxy card.

     ------------------------

2 Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.

     --------

     If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

     Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number for this account must match the numbers on our records.

3    Enter your e-mail address to receive an e-mail confirmation of your vote.

     -------------------------

     Enter your e-mail address again for validation.

     -------------------------

                                    -------
                                   [Proceed]
                                    -------

HUSSMANN INTERNATIONAL, INC.

[GRAPHIC]

VOTE          Welcome!
BY NET
              Name Line
              Address Line
              City, State Zip Line



                                    -------
                                   [Proceed]
                                    -------


Copyright (C) 2000 EquiServe.  All rights reserved.

Hussman International, Inc.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2000 AT 10:30 A.M. AIRPORT MARRIOTT, INTERSTATE 70 AT LAMBERT ST. LOUIS INTERNATIONAL AIRPORT
                              ST. LOUIS, MISSOURI

The undersigned, revoking any proxy previously given, hereby appoints Burton Halpern, Michael D. Newman and J. Larry Vowell, and each of them, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, 1) to vote as directed all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hussman International, Inc. to be held on May 18, 2000, and at any adjournment thereof and 2) to vote at his discretion on any other matter that may properly come before the Meeting, or any adjournment thereof. If no directions are given, the proxies will vote for the election of the nominees listed below.


                   The Board of Directors Recommends a Vote
                       "FOR" all Nominees for Director.
--------------------------------------------------------------------------------
Check this box to cast your vote in accordance with the recommendations of the Board of Directors [ ]


The Board Recommends a Vote "FOR" all Nominees for Director.

                            For all Nominees      Withhold
                            Except as Noted       As to All
                                 Below            Nominees
1. Election of Directors          [ ]                [ ]

Or, check the box for the Director(s) from whom you wish to withhold your vote:
        [ ] Richard G. Cline       [ ] Victoria B. Jackson
--------------------------------------------------------------------------------
Check the box below, if the option applies to you.

        [ ] I have more than one account and want to discontinue receiving multiple copies of future Annual Reports.
        [ ]  I plan to attend the May 18, 2000 Annual Meeting.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote Button is clicked.)

                              [Submit Your Vote]

Copyright (c) 2000 EquiServe. All rights reserved.

Hussmann International, Inc.


[GRAPHIC]
VOTE BY NET

Your proxy vote has been recorded as follows:

-----------------------------
| 1. Election of Directors  |
|                           |
-----------------------------

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.

                                -----------
                                | Proceed |
                                -----------

Copyright (c) 2000 EquiServe. All rights reserved.

Hussmann International, Inc.


[GRAPHIC]
VOTE BY NET

Success! Your vote has been cast and will be tabulated by Equiserve within 24 hours. Please take a moment to review the options below.

--------------------------------------------------------------------------------

You can now vote another proxy card or exit to the Hussmann International, Inc.'s homepage or Equiserve 's homepage.

                            ----------------------
                            | Vote Another Proxy |
                            ----------------------



Copyright(C) 2000 Equiserve. All rights reserved.

                         HUSSMANN INTERNATIONAL, INC.

P               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2000 AT 10:30 A.M.
R   AIRPORT MARRIOTT, INTERSTATE 70 AT LAMBERT ST. LOUIS INTERNATIONAL AIRPORT
                              ST. LOUIS, MISSOURI
O
     The undersigned, revoking any proxy previously given, hereby appoints
X Burton Halpern, Michael D. Newman and J. Larry Vowell, and each of them, as proxies, with the powers the undersigned would possess if personally
Y present, and with full power of substitution, 1) to vote as directed all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hussmann International, Inc. to be held on May 18, 2000, and at any adjournment thereof and 2) to vote at his discretion on any other matter that may properly come before the Meeting, or any adjournment thereof. If no directions are given, the proxies will vote for the election of the nominees listed on the reverse side.

                                                                  -----------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                  -----------
-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                   [LOGO OF HUSSMANN(R) International, Inc.]


                                   IMPORTANT

       PLEASE VOTE THE ABOVE PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                   SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

[X] Please mark your
    votes as in this
    example.

--------------------------------------------------------------------------------
                FOR    WITHHELD
1. Election of  [ ]      [ ]       Nominees for the Election of Directors are:
   Directors                       01.  Richard G. Cline
                                   02.  Victoria B. Jackson

For, except vote withheld from the following nominee:

-----------------------------------------------------
--------------------------------------------------------------------------------

                    Annual Report
                    Mark here if you have more than one account       [ ]
                    and want to discontinue receiving multiple copies of future Annual Reports.

                    Annual Meeting
                    Mark here if you plan to attend the May 18,       [ ]
                    2000 Annual Meeting.


SIGNATURE(S)_____________________________________________   DATE _____________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


            NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by phone or Internet, please follow these easy steps:

                          ----------------------------------------------------
TO VOTE BY PHONE          Call toll free 1-877-PRX-VOTE (1-877-779-8683) on a
                          touch tone telephone. Stockholders residing outside the United States, Canada and Puerto Rico should call
                          1-201-536-8073.

                          Use the Control Number located in the box above, just below the perforation. Enter the Control Number and pound signs (#) exactly as they appear.

                          Follow the recorded instructions.
                          -----------------------------------------------------

                          -----------------------------------------------------
TO VOTE BY INTERNET       Log onto http://www.eproxyvote.com/hsm

                          Follow the instructions on the screen.

                          You can also elect to receive future stockholder materials electronically at this web site.
                          -----------------------------------------------------

                          -----------------------------------------------------
IF YOU PLAN TO ATTEND     If you plan to attend the Annual Meeting, please so
THE ANNUAL MEETING        indicate by either marking the box provided on the
                          above proxy card or signifying your intention to attend when you access the Internet or telephone voting system.

                          If you have voted by phone or Internet, please do not return the proxy card.
                          -----------------------------------------------------

                             THANK YOU FOR VOTING!